                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                                       FORM 8-K

                                    CURRENT REPORT
                          PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)     September 26, 1996
                                                     -------------------

                                 Essex Bancorp, Inc.
                                 -------------------
                (Exact name of registrant as specified in its charter)


    Delaware                           1-10506                 54-1721085
    --------                           -------                 ----------
    (State or other juris-           (Commission             (I.R.S. Employer
    diction of incorporation)        File Number)           Identification No.)


    Reflections II, Suite 200
    200 Golden Oak Court
    Virginia Beach, Virginia                                       23452
    ------------------------                                       -----
    (Address of principal                                        (Zip Code)
    executive offices)


          Registrant's telephone number, including area code  (804) 486-8700
                                                              --------------

------------------------------------------------------------------------------
(Former name or former address, if changed since last report.)

Essex Bancorp, Inc.

ITEM 2 - ACQUISITION OR DISPOSITION OF ASSETS

On September 26, 1996, Essex Savings Bank, F.S.B. (the "Bank"), the wholly-owned thrift subsidiary of Essex Bancorp, Inc. (the "Registrant"), completed the sale of the deposits and related assets of its Norfolk, Portsmouth, Hampton and Newport News, Virginia branches (the "Branches") to CENIT Bank, FSB ("CENIT") pursuant to the Branch Purchase and Deposit Assumption Agreement (the "Agreement") dated July 2, 1996 (the "CENIT transaction").

Deposits and related accrued interest assumed by CENIT approximated $63 million and deposit loans and related accrued interest acquired by CENIT approximated $58,000. In connection with the sale of the Branches, the Bank recognized (i) a $195,000 gain on the sale of deposits, net of transaction costs and the write-off of goodwill and the unamortized premium on deposits associated with the Branches and (ii) a $152,000 gain on the sale of premises and equipment to CENIT. The sale of the Branches required cash of approximately $61 million, which was funded by the sale of fixed-rate and adjustable-rate first mortgage loans and related accrued interest with a carrying value approximating $52 million, as well as the utilization of a portion of the Bank's excess liquidity. The Bank recognized a net loss approximating $817,000 on the sale of the loans.

Prior to the sale, there was no material relationship between the Registrant or the Bank and CENIT, nor between CENIT and any affiliate, director, or officer of the Registrant or the Bank, or any associate of any such director or officer.

In addition to the CENIT transaction, the Bank completed the sale of the deposits and related assets of its Wilmington, Raleigh and Greensboro, North Carolina branches to Centura Bank, Inc. ("Centura") on July 25, 1996 (the "Centura transaction"). A description of this transaction is incorporated herein by reference to Item 2 of the Registrant's Form 8-K dated July 26, 1996.

ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired - Not Applicable

(b) Pro Forma Financial Information

The unaudited pro forma financial statements consist of an unaudited pro forma consolidated balance sheet as of June 30, 1996 and unaudited pro forma consolidated statements of operations for the year ended December 31, 1995 and for the six months ended June 30, 1996. The unaudited pro forma financial statements are presented for information purposes only and are not necessarily indicative of the results which would actually have occurred if the CENIT transaction and the Centura transaction had been consummated in the past or which may be attained in the future. Further, in accordance with the Agreement, the Bank's Grafton, Virginia branch, with deposits approximating $5 million, will be sold to CENIT during the fourth quarter of 1996.
However, because this transaction has not yet occurred and is not material to the impact of the CENIT transaction, pro forma adjustments directly attributable to the sale of the Grafton, Virginia branch are not included in the unaudited pro forma financial statements contained herein.

The unaudited pro forma financial statements include the historical financial statements of the Registrant, pro forma adjustments directly attributable to the CENIT transaction and the Centura transaction, and pro forma results.
The unaudited pro forma consolidated balance sheet as of June 30, 1996 assumes the CENIT transaction and the Centura transaction occurred on June 30, 1996. The unaudited pro forma consolidated statements of operations for the year ended December 31, 1995 and for the six months ended June 30, 1996 assume the CENIT transaction occurred on September 15, 1995 with regard to the three branches (Norfolk, Portsmouth and Hampton, Virginia) the Bank acquired from Home Savings Bank, F.S.B., and on January 1, 1995 with regard to the Newport News, Virginia branch. The unaudited pro forma consolidated statements of operations for the year ended December 31, 1995 and for the six months ended June 30, 1996 assume the Centura transaction occurred on January 1, 1995. The unaudited pro forma consolidated statements of operations present loss from continuing operations before nonrecurring charges or credits directly attributable to the CENIT transaction and the Centura transaction.

(c) Exhibits

The Branch Purchase and Deposit Assumption Agreement dated July 2, 1996 between the Bank and CENIT is incorporated herein by reference to Exhibit
10.1 of the Registrant's Form 8-K dated July 3, 1996. The Branch Purchase and Deposit Assumption Agreement dated April 11, 1996 between the Bank and Centura is incorporated herein by reference to Exhibit 10.1 of the Registrant's Form 10-Q for the quarterly period ended March 31, 1996.

                      ESSEX BANCORP, INC. AND SUBSIDIARIES
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                  (IN THOUSANDS)


                                                         CENTURA TRANSACTION                           CENIT TRANSACTION
                                                                                                                        Combined
                                         As Reported    Pro Forma Adjustments    Pro Forma     Pro Forma Adjustments    Pro Forma
                                        June 30, 1996   Increase    Decrease   June 30, 1996   Increase    Decrease   June 30, 1996
                                        -------------   --------    --------   -------------   --------   ----------  -------------
ASSETS
    Cash and cash equivalents            $ 15,241     $71,705(A)   $ 71,692(B)   $ 15,254      $57,224(G) $ 62,003(H)   $  10,475
    Certificates of deposit                 8,000                     8,000(A)         --                                      --
    Federal Home Loan Bank stock            2,540                                   2,540                                   2,540
    Securities available for sale           5,138                                   5,138                                   5,138
    Securities held to maturity             7,918                                   7,918                                   7,918
    Loans held for investment             185,411                        71(C)    185,340                   57,661(G)

                                                                                                                83(I)      127,596
    Loans held for sale                    66,891                    63,317(A)      3,574                                    3,574
    Other assets                           14,084                       388(A)                                 626(J)
                                                                          2(C)                                 380(G)
                                                                         42(E)                                  47(K)
                                                                          6(F)     13,646                    1,925(L)       10,668
                                          -------       -----        ------       -------       ------      ------          ------
         Total Assets                    $305,223     $71,705      $143,518      $233,410      $57,224    $122,725        $167,909
                                          -------       -----        ------       -------       ------      ------          ------
                                          -------       -----        ------       -------       ------      ------          ------
LIABILITIES AND SHAREHOLDERS' EQUITY
LIABILITIES
    Deposits:
      Noninterest-bearing                $  1,555     $            $     21(D)   $  1,534      $          $    260(M)        1,274
      Interest-bearing                    258,269                    72,542(D)    185,727                   64,727(M)      121,000
                                          -------       -----        ------        ------       ------      ------          ------
         Total deposits                   259,824                    72,563       187,261                   64,987         122,274
    Federal Home Loan Bank advances        26,262                                  26,262                                   26,262
    Other borrowings                        1,160                                   1,160                                    1,160
    Other liabilities                       2,404          53(E)         23(D)      2,434           88(N)       66(M)        2,456
                                          -------       -----        ------        ------       ------      ------          ------
         Total Liabilities                289,650          53        72,586       217,117           88      65,053         152,152

SHAREHOLDERS' EQUITY
    Preferred stock                            22                                      22                                       22
    Common stock                               11                                      11                                       11
    Capital in excess of par               23,656                                  23,656                                   23,656
    Holding gain on securities
      available for sale                       14                                      14                                       14
    Accumulated deficit                    (8,130)        720(F)                   (7,410)                     536(O)       (7,946)
                                          -------       -----        ------         ------      ------      ------           ------
         Total Shareholders' Equity        15,573         720                       16,293                     536          15,757
                                          -------       -----        ------         ------      ------      ------           ------
         Total Liabilities and
         Shareholders' Equity            $305,223     $   773      $ 72,586      $ 233,410     $    88    $ 65,589        $167,909
                                          -------       -----        ------        ------       ------      ------          ------
                                          -------       -----        ------        ------       ------      ------          ------


The notes to the unaudited pro forma consolidated balance sheet are an integral part of this statement.
                                       4

                    ESSEX BANCORP, INC. AND SUBSIDIARIES
                       NOTES TO UNAUDITED PRO FORMA
                        CONSOLIDATED BALANCE SHEET
                           AS OF JUNE 30, 1996

The unaudited pro forma consolidated balance sheet assumes the CENIT transaction and the Centura transaction occurred on June 30, 1996.
Therefore, the amounts presented as pro forma adjustments are based on actual balances included in the Registrant's historical consolidated balance sheet as of June 30, 1996.

CENTURA TRANSACTION PRO FORMA ADJUSTMENTS

(A) Proceeds from the sale of loans and related accrued interest and redemption of certificates of deposit required to fund the sale of deposits.

(B) Cash paid to Centura for the assumption of deposit liabilities and related accrued interest, net of the deposit premium paid by Centura, deposit loans and related accrued interest acquired by Centura and reimbursement by Centura of prepaid expenses.

(C) Deposit loans and related accrued interest acquired by Centura.

(D) Deposits and related accrued interest assumed by Centura.

(E) Third and fourth quarter deposit insurance assessments paid by Centura on deposits assumed.

(F) Recognition of the premium on deposits paid by Centura, net of prepaid transaction costs.

CENIT TRANSACTION PRO FORMA ADJUSTMENTS

(G) Proceeds from the sale of loans and related accrued interest required to fund the sale of deposits.

(H) Cash paid to CENIT for the assumption of deposit liabilities and related accrued interest, net of the deposit premium paid by CENIT, deposit loans and related accrued interest acquired by CENIT, premises and equipment acquired by CENIT and reimbursement by CENIT of prepaid expenses.

(I) Deposit loans acquired by CENIT.

(J) Premises and equipment acquired by CENIT or otherwise disposed of upon completion of the CENIT transaction.

(K) Third quarter deposit insurance assessment paid by CENIT on deposits assumed.

(L) Unamortized balance of goodwill associated with the Branches.
                                          5

(M) Deposits approximating $64.6 million and related accrued interest assumed by CENIT and elimination of the unamortized premium on deposits approximating $398,000.

(N) Accrued transaction costs, expenses prepaid by CENIT and accrued expenses associated with the CENIT transaction.

(O) Net earnings impact of the CENIT transaction, consisting of a $195,000 net gain on sale of deposits, a $127,000 net gain on sale of premises and equipment, an $817,000 net loss on the sale of loans required to fund the sale of deposits, and $41,000 of accrued expenses associated with the CENIT transaction.
                                          6

                      ESSEX BANCORP, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                      CENTURA TRANSACTION                 CENIT TRANSACTION
                                                     Pro Forma Adjustments              Pro Forma Adjustments   Combined
                                      As Reported    Increase     Decrease   Pro Forma   Increase   Decrease     Pro Forma
                                      ------------   --------     --------   ----------  --------   ----------   -----------

INTEREST INCOME
    Interest and fees on loans        $19,779        $            $4,416(A)  $15,363     $          $2,185(G)    $13,178
    Investment securities                 836                                    836                                 836
    Mortgage-backed securities          1,286                                  1,286                               1,286
    Other                                 646                        550(B)       96                    83(H)         13
                                      -------         -----       ------      ------      ------     ------       ------
        Total Interest Income          22,547                      4,966      17,581                 2,268        15,313

INTEREST EXPENSE
    Deposits                           13,505                      4,306(C)    9,199                 1,797(I)      7,402
    Federal Home Loan Bank advances     2,798                                  2,798                               2,798
    Other borrowings                      324                                    324                                 324
                                      -------         -----        ------     ------      ------     ------       ------
        Total Interest Expense         16,627                       4,306     12,321                 1,797        10,524
                                      -------         -----        ------     ------      ------     ------       ------
        Net Interest Income             5,920                         660      5,260                   471         4,789

PROVISION FOR LOAN LOSSES               2,477                                  2,477                               2,477
                                      -------         -----        ------     ------      ------     ------       ------
        Net Interest Income After
         Provision for Loan Losses      3,443                         660      2,783                   471         2,312

NONINTEREST INCOME
    Loan servicing fees                 1,766                                  1,766                               1,766
    Mortgage banking income               505                                    505                                 505
    Other service charges and fees        429                           4(D)     425                    15(J)        410
    Net gain (loss) on sale of loans      115                                    115                                 115
    Other                                 357                                    357                                 357
                                       -------        -----        ------     ------      ------     ------        ------
        Total Noninterest Income        3,172                           4      3,168                    15         3,153


                      ESSEX BANCORP, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                FOR THE YEAR ENDED DECEMBER 31, 1995 (CONTINUED)
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                          CENTURA TRANSACTION                   CENIT TRANSACTION
                                                         Pro Forma Adjustments                Pro Forma Adjustments   Combined
                                         As Reported    Increase    Decrease    Pro Forma     Increase   Decrease    Pro Forma
                                        -------------   --------    ----------  ----------    --------   --------   ----------

NONINTEREST EXPENSE
    Salaries and employee benefits          4,388                      192           4,196                  150           4,046
    Net occupancy and equipment             1,671                       73           1,598                  108           1,490
    Deposit insurance premiums                722                      232             490                   82             408
    Amortization of intangible assets         956                                      956                  314             642
    Other                                   3,033                      158           2,875                   98           2,777
                                          -------       -----        ------         -----     ------     ------          ------
        Total Noninterest Expense          10,770                      655(F)       10,115                  752(K)        9,363
                                          -------       -----        ------         ------    ------     ------          ------
        Loss From Continuing Operations
          Before Income Taxes              (4,155)                       9          (4,164)                (266)         (3,898)

BENEFIT FROM INCOME TAXES                      --                                                                            --
                                           ------        -----        ------        ------     ------     ------          ------

    Loss From Continuing Operations    $   (4,155)      $             $  9      $   (4,164)   $          $ (266)     $   (3,898)
                                           -------       -----        ------        ------     ------     ------          ------
    Loss Per Common Share              $    (3.96)                              $    (3.97)                          $    (3.71)
                                           -------                                  ------                               -------
    Weighted average common
      shares outstanding                1,049,684                                1,049,684                            1,049,684
                                          -------                                   ------                               ------

 The notes to the unaudited pro forma consolidated statement of operations are an integral part of this statement.
                                       8

                      ESSEX BANCORP, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1996
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                         CENTURA TRANSACTION                    CENIT TRANSACTION
                                                        Pro Forma Adjustments                  Pro Forma Adjustments    Combined
                                         As Reported    Increase    Decrease       Pro Forma   Increase    Decrease     Pro Forma
                                        -------------   --------    ------------   ---------   --------    ----------   ---------

INTEREST INCOME
    Interest and fees on loans          $10,575      $              $1,941(A)      $8,634      $           $ 2,227(G)   $6,407
    Investment securities                   343                                       343                                  343
    Mortgage-backed securities              360                                       360                                  360
    Other                                   496                        212(B)         284                      133(H)      151
                                          -------       -----        ------        ------       ------       ------      ------
        Total Interest Income            11,774                      2,153          9,621                    2,360       7,261

INTEREST EXPENSE
    Deposits                              7,391                      2,182(C)       5,209                    1,664(I)    3,545
    Federal Home Loan Bank advances         856                                       856                                  856
    Other borrowings                        109                                       109                                  109
                                          -------       -----        ------         ------      ------       ------      ------
        Total Interest Expense            8,356                      2,182          6,174                    1,664       4,510
                                          -------       -----        ------        ------       ------       ------      ------
        Net Interest Income               3,418                        (29)         3,447                      696       2,751

PROVISION FOR LOAN LOSSES                   803                                       803                                  803
                                         -------        -----         ------       ------       ------       ------      ------
        Net Interest Income After
        Provision for Loan Losses         2,615                        (29)         2,644                      696       1,948

NONINTEREST INCOME
    Loan servicing fees                     835                                       835                                  835
    Mortgage banking income                 271                                       271                                  271
    Other service charges and fees          278                          5(D)         273           22(J)                  251
    Net gain (loss) on sale of:
      Securities                            153                                       153                                  153
      Deposits                            1,065                                     1,065                                1,065
    Other                                    87            65(E)                      152                                  152
                                        -------         -----        ------        ------       ------       ------     ------
        Total Noninterest Income          2,689            65             5         2,749           22                   2,727


                      ESSEX BANCORP, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 1996 (CONTINUED)
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                         CENTURA TRANSACTION                  CENIT TRANSACTION
                                                         Pro Forma Adjustments                Pro Forma Adjustments  Combined
                                         As Reported    Increase   Decrease    ProForma       Increase  Decrease     Pro Forma
                                        -------------   --------   ---------   -----------    --------  ----------   ---------

NONINTEREST EXPENSE
    Salaries and employee benefits          2,676                     79            2,597                   159           2,438
    Net occupancy and equipment               781                     37              744                   100             644
    Deposit insurance premiums                438                    121              317                    98             219
    Amortization of intangible assets       6,733                                   6,733                 6,421             312
    Other                                   1,596                     66            1,530                   140           1,390
                                          -------       -----     ------           ------      ------    ------          ------
        Total Noninterest Expense          12,224                    303(F)        11,921                 6,918(K)        5,003
                                          -------       -----     ------           ------      ------    ------          ------

        Loss From Continuing
        Operations Before Income Taxes     (6,920)         65       (327)          (6,528)               (6,200)           (328)

BENEFIT FROM INCOME TAXES                      --                                                                            --
                                          -------       -----     ------           ------      ------    ------          ------

    Loss From Continuing Operations    $   (6,920)      $  65     $ (327)      $   (6,528)    $         $(6,200)     $     (328)
                                          -------       -----     ------           ------      ------    ------           ------

    Loss Per Common Share              $    (6.59)                             $    (6.22)                           $     (.31)
                                          -------                                  ------                                 ------

    Weighted Average Common
    Shares Outstanding                  1,050,150                               1,050,150                             1,050,150
                                          -------                                  ------                                ------


The notes to the unaudited pro forma consolidated statement of operations are an integral part of this statement.

                     ESSEX BANCORP, INC. AND SUBSIDIARIES
                         NOTES TO UNAUDITED PRO FORMA
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                    FOR THE YEAR ENDED DECEMBER 31, 1995 AND
                     FOR THE SIX MONTHS ENDED JUNE 30, 1996

The unaudited pro forma consolidated statements of operations for the year ended December 31, 1995 and for the six months ended June 30, 1996 assume the CENIT transaction occurred on September 15, 1995 with regard to the three branches (Norfolk, Portsmouth and Hampton, Virginia) the Bank acquired from Home Savings Bank, F.S.B., and on January 1, 1995 with regard to the Newport News, Virginia branch and the Centura transaction, and present loss from continuing operations before nonrecurring charges or credits directly attributable to these transactions.

The pro forma adjustments present the elimination of actual interest expense on deposits sold, actual service charges and fees on those deposits and actual operating expenses directly associated with the branches included in the Registrant's historical consolidated statements of operations for the year ended December 31, 1995 and for the six months ended June 30, 1996. The pro forma adjustments also present the elimination of interest income on loans sold and cash equivalents liquidated to fund the sale of deposits. The elimination of interest income and the accretion of discount on loans serviced by others assumed to be sold was based on actual amounts included in the Registrant's historical consolidated statements of operations for the periods presented. Whereas, the elimination of interest income and the amortization of premiums on loans serviced by the Bank and interest income on cash equivalents is based on the average yields of comparable assets for the year ended December 31, 1995 and for the six months ended June 30, 1996.

Loss per share was determined by dividing loss from continuing operations by the weighted average number of shares of common stock outstanding. Because the inclusion of common stock equivalents would have an anti-dilutive effect on the primary loss per share calculation, effectively decreasing the loss per share, they are not considered in the computation.

CENTURA TRANSACTION PRO FORMA ADJUSTMENTS

(A) Elimination of interest income and accretion of discount on loan portfolios sold to partially fund the sale of deposits.

(B) Elimination of interest income on cash equivalents liquidated to partially fund the sale of deposits.

(C) Elimination of interest expense on deposits assumed by Centura.

(D) Elimination of service charges and fees associated with deposit accounts assumed by Centura.

(E) Elimination of the nonrecurring impact of the sale of loans to partially fund the sale of the Branches, which was included in the historical statement of operations for the six months ended June 30, 1996.

(F) Elimination of operating expenses directly associated with the branches.

CENIT TRANSACTION PRO FORMA ADJUSTMENTS

(G) Elimination of interest income and amortization of premium on loan portfolios sold to partially fund the sale of deposits.

(H) Elimination of interest income on cash equivalents liquidated to partially fund the sale of deposits.

(I) Elimination of interest expense on deposits assumed by CENIT and the accretion of premium on deposits.

(J) Elimination of service charges and fees associated with deposit accounts assumed by CENIT.

(K) Elimination of amortization of goodwill associated with branches acquired on September 15, 1995 and operating expenses directly associated with the branches.

                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            Essex Bancorp, Inc.
                                            -------------------
                                            Registrant


Dated:  October 7, 1996                     By:  /s/ Mary-Jo Rawson
                                                 -------------------------
                                                 Vice President and Chief
                                                    Accounting Officer